CNA Financial Corporation
Supplemental Financial Information

December 31, 2017

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheet Data and Statement of Cash Flows Data...................................................................................................................................	3
Results of Operations
Property & Casualty...	4
Specialty...	5
Commercial...	6
International...	7
Life & Group...	8
Corporate & Other...	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other................................................................................................................................	11
Investment Summary - Life & Group.................................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Net Investment Income............................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Policyholder Reserves..................................................................................................................................................................................	16
Definitions and Presentation..............................................................................................................................................................................................	17

Statements of Operations

Periods ended December 31	Three Months			Twelve Months
(In millions)	2017	2016	Change	2017	2016	Change
Revenues:
Net earned premiums	$1,803	$1,728	4%	$6,988	$6,924	1%
Net investment income	505	527	(4)	2,034	1,988	2
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(5)	(25)		(14)	(81)
Other net realized investment gains (losses)	36	49		107	131
Net realized investment gains (losses)	31	24		93	50
Other revenues	109	111		427	404
Total revenues	2,448	2,390	2	9,542	9,366	2
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,257	1,334		5,310	5,283
Amortization of deferred acquisition costs	307	309		1,233	1,235
Other operating expenses	437	390		1,528	1,552
Interest	37	40		161	159
Total claims, benefits and expenses	2,038	2,073	2	8,232	8,229	—
Income (loss) before income tax	410	317		1,310	1,137
Income tax (expense) benefit	(187)	(76)		(411)	(278)
Net income (loss)	$223	$241	(7)%	$899	$859	5%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended December 31	Three Months		Twelve Months
(In millions, except per share data)	2017	2016	2017	2016
Components of Income (Loss)
Core income (loss)	$286	$221	$919	$824
Net realized investment gains (losses)	20	20	63	35
Net deferred tax asset remeasurement	(83)	—	(83)	—
Net income (loss)	$223	$241	$899	$859

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$1.05	$0.82	$3.38	$3.04
Net realized investment gains (losses)	0.08	0.07	0.23	0.13
Net deferred tax asset remeasurement	(0.31)	—	(0.31)	—
Diluted earnings (loss) per share	$0.82	$0.89	$3.30	$3.17

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.3	270.5	271.1	270.4
Diluted	272.3	271.5	272.1	271.1

Return on Equity
Net income (loss) (1)	7.3%	8.0%	7.4%	7.2%
Core income (loss) (2)	9.4	7.4	7.5	6.8
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	December 31, 2017	December 31, 2016
Total investments	$46,870	$45,420
Reinsurance receivables, net of allowance for uncollectible receivables	4,261	4,416
Total assets	56,567	55,233
Insurance reserves	37,212	36,431
Debt	2,858	2,710
Total liabilities	44,323	43,264
Accumulated other comprehensive income (loss) (1)	32	(173)
Total stockholders' equity	12,244	11,969

Book value per common share	$45.15	$44.25
Book value per common share excluding AOCI	$45.02	$44.89

Outstanding shares of common stock (in millions of shares)	271.2	270.5

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,726	$10,748

Three months ended December 31	2017	2016
Net cash flows provided (used) by operating activities	$360	$296
Net cash flows provided (used) by investing activities	(206)	(242)
Net cash flows provided (used) by financing activities	(82)	(68)
Net cash flows provided (used) by operating, investing and financing activities	$72	$(14)

Twelve months ended December 31	2017	2016
Net cash flows provided (used) by operating activities	$1,254	$1,416
Net cash flows provided (used) by investing activities	(424)	(846)
Net cash flows provided (used) by financing activities	(755)	(673)
Net cash flows provided (used) by operating, investing and financing activities	$75	$(103)
(1) As of December 31, 2017 and 2016, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $1,411 million and $1,014 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of December 31, 2017 is preliminary.

Property & Casualty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2017	2016	Change		2017	2016	Change
Gross written premiums	$2,740	$2,572	7%		$10,982	$10,697	3%
Net written premiums	1,601	1,525	5		6,534	6,442	1

Net earned premiums	1,668	1,593	5		6,450	6,389	1
Net investment income	305	322			1,232	1,205
Other revenues	107	103			423	394
Total operating revenues	2,080	2,018	3		8,105	7,988	1
Insurance claims and policyholders' benefits	991	1,035			4,060	3,899
Amortization of deferred acquisition costs	307	309			1,233	1,235
Other insurance related expenses	269	249			971	994
Other expenses	124	98			392	372
Total claims, benefits and expenses	1,691	1,691	—		6,656	6,500	(2)
Core income (loss) before income tax	389	327			1,449	1,488
Income tax (expense) benefit on core income (loss)	(126)	(110)			(490)	(506)
Core income (loss)	$263	$217	21%		$959	$982	(2)%

Other Performance Metrics
Underwriting gain (loss)	$101	$—	N/M	%	$186	$261	(29)%

Loss & LAE ratio	58.9%	65.0%	6.1	pts	62.6%	60.8%	(1.8)	pts
Acquisition expense ratio	19.6	20.1	0.5		19.5	19.5	—
Underwriting expense ratio	15.0	15.0	—		14.7	15.4	0.7
Expense ratio	34.6	35.1	0.5		34.2	34.9	0.7
Dividend ratio	0.5	(0.2)	(0.7)		0.3	0.2	(0.1)
Combined ratio	94.0%	99.9%	5.9		97.1%	95.9%	(1.2)
Combined ratio excluding catastrophes and development	95.8%	98.3%	2.5	pts	95.5%	97.9%	2.4	pts

Net accident year catastrophe losses incurred	$38	$28			$380	$165
Effect on loss & LAE ratio	2.3%	1.8%	(0.5)	pts	6.0%	2.6%	(3.4)	pts

Net prior year development and other: (favorable) / unfavorable	$(69)	$(2)			$(284)	$(299)
Effect on loss & LAE ratio	(4.1)%	(0.2)%	3.9	pts	(4.4)%	(4.6)%	(0.2)	pts

Rate	1%	—%	1	pts	—%	(1)%	1	pts
Renewal premium change	2	1	1		2	2	—
Retention	85	84	1		86	85	1
New business	$262	$210	25%		$1,085	$1,009	8%

Specialty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2017	2016	Change		2017	2016	Change
Gross written premiums	$1,754	$1,679	4%		$6,942	$6,799	2%
Net written premiums	671	672	—		2,771	2,780	—

Net earned premiums	697	691	1		2,753	2,779	(1)
Net investment income	131	136			538	516
Other revenues	101	93			392	362
Total operating revenues	929	920	1		3,683	3,657	1
Insurance claims and policyholders' benefits	395	368			1,539	1,471
Amortization of deferred acquisition costs	151	148			596	591
Other insurance related expenses	77	76			286	301
Other expenses	94	80			342	312
Total claims, benefits and expenses	717	672	(7)		2,763	2,675	(3)
Core income (loss) before income tax	212	248			920	982
Income tax (expense) benefit on core income (loss)	(72)	(84)			(310)	(332)
Core income (loss)	$140	$164	(15)%		$610	$650	(6)%

Other Performance Metrics
Underwriting gain (loss)	$74	$99	(25)%		$332	$416	(20)%

Loss & LAE ratio	56.5%	53.5%	(3.0)	pts	55.8%	52.8%	(3.0)	pts
Acquisition expense ratio	20.5	20.2	(0.3)		20.1	20.1	—
Underwriting expense ratio	12.4	12.2	(0.2)		11.9	11.9	—
Expense ratio	32.9	32.4	(0.5)		32.0	32.0	—
Dividend ratio	0.2	(0.3)	(0.5)		0.2	0.2	—
Combined ratio	89.6%	85.6%	(4.0)		88.0%	85.0%	(3.0)
Combined ratio excluding catastrophes and development	95.0%	96.1%	1.1	pts	93.8%	95.1%	1.3	pts

Net accident year catastrophe losses incurred	$2	$4			$49	$18
Effect on loss & LAE ratio	0.3%	0.5%	0.2	pts	1.8%	0.6%	(1.2)	pts

Net prior year development and other: (favorable) / unfavorable	$(40)	$(76)			$(216)	$(305)
Effect on loss & LAE ratio	(5.7)%	(11.0)%	(5.3)	pts	(7.6)%	(10.7)%	(3.1)	pts

Rate	—%	1%	(1)	pts	—%	1%	(1)	pts
Renewal premium change	2	1	1		2	2	—
Retention	85	87	(2)		88	88	—
New business	$64	$57	12%		$251	$249	1%

Commercial - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2017	2016	Change		2017	2016	Change
Gross written premiums	$760	$701	8%		$3,081	$3,002	3%
Net written premiums	713	669	7		2,882	2,841	1

Net earned premiums	743	701	6		2,840	2,804	1
Net investment income	160	173			642	638
Other revenues	6	11			31	32
Total operating revenues	909	885	3		3,513	3,474	1
Insurance claims and policyholders' benefits	465	570			1,946	1,936
Amortization of deferred acquisition costs	121	119			475	470
Other insurance related expenses	136	138			523	560
Other expenses	26	11			57	36
Total claims, benefits and expenses	748	838	11		3,001	3,002	—
Core income (loss) before income tax	161	47			512	472
Income tax (expense) benefit on core income (loss)	(54)	(16)			(171)	(161)
Core income (loss)	$107	$31	N/M	%	$341	$311	10%

Other Performance Metrics
Underwriting gain (loss)	$21	$(126)	117%		$(104)	$(162)	36%

Loss & LAE ratio	61.7%	81.2%	19.5	pts	67.9%	68.7%	0.8	pts
Acquisition expense ratio	17.9	19.4	1.5		18.0	18.3	0.3
Underwriting expense ratio	16.9	17.5	0.6		17.2	18.5	1.3
Expense ratio	34.8	36.9	2.1		35.2	36.8	1.6
Dividend ratio	0.9	(0.1)	(1.0)		0.6	0.3	(0.3)
Combined ratio	97.4%	118.0%	20.6		103.7%	105.8%	2.1
Combined ratio excluding catastrophes and development	95.1%	100.8%	5.7	pts	96.0%	99.2%	3.2	pts

Net accident year catastrophe losses incurred	$32	$21			$267	$116
Effect on loss & LAE ratio	4.4%	3.0%	(1.4)	pts	9.4%	4.1%	(5.3)	pts

Net prior year development and other: (favorable) / unfavorable	$(16)	$102			$(40)	$70
Effect on loss & LAE ratio	(2.1)%	14.2%	16.3	pts	(1.7)%	2.5%	4.2	pts

Rate	1%	(1)%	2	pts	—%	(2)%	2	pts
Renewal premium change	2	1	1		2	3	(1)
Retention	86	85	1		86	84	2
New business	$130	$102	27%		$559	$520	8%

International - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2017	2016	Change		2017	2016	Change
Gross written premiums	$226	$192	18%		$959	$896	7%
Net written premiums	217	184	18		881	821	7

Net earned premiums	228	201	13		857	806	6
Net investment income	14	13			52	51
Other revenues	—	(1)			—	—
Total operating revenues	242	213	14		909	857	6
Insurance claims and policyholders' benefits	131	97			575	492
Amortization of deferred acquisition costs	35	42			162	174
Other insurance related expenses	56	35			162	133
Other expenses	4	7			(7)	24
Total claims, benefits and expenses	226	181	(25)		892	823	(8)
Core income (loss) before income tax	16	32			17	34
Income tax (expense) benefit on core income (loss)	—	(10)			(9)	(13)
Core income (loss)	$16	$22	(27)%		$8	$21	(62)%

Other Performance Metrics
Underwriting gain (loss)	$6	$27	(78)%		$(42)	$7	N/M	%

Loss & LAE ratio	57.2%	48.3%	(8.9)	pts	67.0%	61.0%	(6.0)	pts
Acquisition expense ratio	22.3	22.2	(0.1)		22.4	21.9	(0.5)
Underwriting expense ratio	17.2	15.6	(1.6)		15.4	16.2	0.8
Expense ratio	39.5	37.8	(1.7)		37.8	38.1	0.3
Dividend ratio	—	—	—		—	—	—
Combined ratio	96.7%	86.1%	(10.6)		104.8%	99.1%	(5.7)
Combined ratio excluding catastrophes and development	100.7%	97.2%	(3.5)	pts	99.6%	102.9%	3.3	pts

Net accident year catastrophe losses incurred	$4	$3			$64	$31
Effect on loss & LAE ratio	1.5%	1.7%	0.2	pts	7.9%	3.9%	(4.0)	pts

Net prior year development and other: (favorable) / unfavorable	$(13)	$(28)			$(28)	$(64)
Effect on loss & LAE ratio	(5.5)%	(12.8)%	(7.3)	pts	(2.7)%	(7.7)%	(5.0)	pts

Rate	1%	(1)%	2	pts	—%	(1)%	1	pts
Renewal premium change	3	2	1		2	(1)	3
Retention	83	71	12		80	76	4
New business	$68	$51	33%		$275	$240	15%

Life & Group - Results of Operations

Periods ended December 31	Three Months			Twelve Months
(In millions)	2017	2016	Change	2017	2016	Change
Net earned premiums	$135	$135	—%	$539	$536	1%
Net investment income	195	200		782	767
Other revenues	1	(1)		2	(2)
Total operating revenues	331	334	(1)	1,323	1,301	2
Insurance claims and policyholders' benefits	289	310		1,269	1,286
Amortization of deferred acquisition costs	—	—		—	—
Other insurance related expenses	33	31		129	132
Other expenses	2	1		7	8
Total claims, benefits and expenses	324	342	5	1,405	1,426	1
Core income (loss) before income tax	7	(8)		(82)	(125)
Income tax (expense) benefit on core income (loss)	24	28		132	145
Core income (loss)	$31	$20	55%	$50	$20	150%

Corporate & Other - Results of Operations

Periods ended December 31	Three Months			Twelve Months
(In millions)	2017	2016	Change	2017	2016	Change
Net earned premiums	$—	$—		$(1)	$(1)
Net investment income	5	5		20	16
Other revenues	1	9		2	12
Total operating revenues	6	14	(57)%	21	27	(22)%
Insurance claims and policyholders' benefits	(23)	(11)		(19)	98
Amortization of deferred acquisition costs	—	—		—	—
Other insurance related expenses	—	—		(2)	(4)
Other expenses	46	51		192	209
Total claims, benefits and expenses	23	40	43	171	303	44
Core income (loss) before income tax	(17)	(26)		(150)	(276)
Income tax (expense) benefit on core income (loss)	9	10		60	98
Core income (loss)	$(8)	$(16)	50%	$(90)	$(178)	49%

Investment Summary - Consolidated

	December 31, 2017		September 30, 2017		December 31, 2016
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$18,810	$1,597	$19,588	$1,619	$18,970	$1,247
States, municipalities and political subdivisions:
Tax-exempt	11,130	1,136	11,075	1,101	10,430	834
Taxable	2,897	413	2,881	393	2,810	346
Total states, municipalities and political subdivisions	14,027	1,549	13,956	1,494	13,240	1,180
Asset-backed:
RMBS	5,120	77	5,005	99	5,073	69
CMBS	1,872	32	1,900	42	2,040	24
Other ABS	1,094	11	1,061	14	1,025	3
Total asset-backed	8,086	120	7,966	155	8,138	96
U.S. Treasury and obligations of government-sponsored enterprises	109	(2)	115	—	93	10
Foreign government	444	7	445	6	445	10
Redeemable preferred stock	11	1	20	2	19	1
Total fixed maturity securities	41,487	3,272	42,090	3,276	40,905	2,544
Equities:
Common stock	27	6	22	6	19	5
Preferred stock	668	30	107	5	91	(1)
Total equities	695	36	129	11	110	4
Limited partnership investments	2,369	—	2,311	—	2,371	—
Other invested assets	44	—	42	—	36	—
Mortgage loans	839	—	722	—	591	—
Short term investments	1,436	(1)	1,453	1	1,407	1
Total investments	$46,870	$3,307	$46,747	$3,288	$45,420	$2,549

Net receivable/(payable) on investment activity	$23		$(114)		$81

Effective duration (in years)	5.9		6.0		6.1
Weighted average rating	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	December 31, 2017		September 30, 2017		December 31, 2016
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$12,938	$447	$13,410	$517	$13,137	$408
States, municipalities and political subdivisions:
Tax-exempt	2,827	112	2,840	119	2,883	70
Taxable	1,247	102	1,252	104	1,231	101
Total states, municipalities and political subdivisions	4,074	214	4,092	223	4,114	171
Asset-backed:
RMBS	4,951	72	4,829	93	4,811	63
CMBS	1,761	30	1,777	38	1,894	20
Other ABS	981	7	943	10	909	3
Total asset-backed	7,693	109	7,549	141	7,614	86
U.S. Treasury and obligations of government-sponsored enterprises	82	(4)	86	(2)	68	7
Foreign government	444	7	445	6	445	10
Redeemable preferred stock	5	1	6	1	5	—
Total fixed maturity securities	25,236	774	25,588	886	25,383	682
Equities:
Common stock	27	6	22	6	19	5
Preferred stock	237	7	42	1	38	(2)
Total equities	264	13	64	7	57	3
Limited partnership investments	2,369	—	2,311	—	2,371	—
Other invested assets	44	—	42	—	36	—
Mortgage loans	639	—	618	—	519	—
Short term investments	1,354	(1)	1,412	1	1,233	1
Total investments	$29,906	$786	$30,035	$894	$29,599	$686

Net receivable/(payable) on investment activity	$(10)		$(151)		$53

Effective duration (in years)	4.4		4.4		4.6
Weighted average rating	A		A		A

Investment Summary - Life & Group

	December 31, 2017		September 30, 2017		December 31, 2016
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$5,872	$1,150	$6,178	$1,102	$5,833	$839
States, municipalities and political subdivisions:
Tax-exempt	8,303	1,024	8,235	982	7,547	764
Taxable	1,650	311	1,629	289	1,579	245
Total states, municipalities and political subdivisions	9,953	1,335	9,864	1,271	9,126	1,009
Asset-backed:
RMBS	169	5	176	6	262	6
CMBS	111	2	123	4	146	4
Other ABS	113	4	118	4	116	—
Total asset-backed	393	11	417	14	524	10
U.S. Treasury and obligations of government-sponsored enterprises	27	2	29	2	25	3
Foreign government	—	—	—	—	—	—
Redeemable preferred stock	6	—	14	1	14	1
Total fixed maturity securities	16,251	2,498	16,502	2,390	15,522	1,862
Equities:
Common stock	—	—	—	—	—	—
Preferred stock	431	23	65	4	53	1
Total equities	431	23	65	4	53	1
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	200	—	104	—	72	—
Short term investments	82	—	41	—	174	—
Total investments	$16,964	$2,521	$16,712	$2,394	$15,821	$1,863

Net receivable/(payable) on investment activity	$33		$37		$28

Effective duration (in years)	8.4		8.6		8.7
Weighted average rating	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

December 31, 2017	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$52	$1	$471	$31	$4,228	$472	$12,125	$1,025	$1,934	$68	$18,810	$1,597
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,070	112	5,776	605	3,981	360	257	46	46	13	11,130	1,136
Taxable	—	—	356	30	1,960	263	544	110	37	10	—	—	2,897	413
Total states, municipalities and political subdivisions	—	—	1,426	142	7,736	868	4,525	470	294	56	46	13	14,027	1,549
Asset-backed:
RMBS	4,358	23	44	—	20	—	72	(1)	47	1	579	54	5,120	77
CMBS	47	—	288	10	390	11	311	4	555	2	281	5	1,872	32
Other ABS	—	—	24	(3)	100	1	472	5	498	8	—	—	1,094	11
Total asset-backed	4,405	23	356	7	510	12	855	8	1,100	11	860	59	8,086	120
U.S. Treasury and obligations of government-sponsored enterprises	109	(2)	—	—	—	—	—	—	—	—	—	—	109	(2)
Foreign government	—	—	120	2	265	3	35	2	24	—	—	—	444	7
Redeemable preferred stock	—	—	—	—	—	—	—	—	11	1	—	—	11	1
Total fixed maturity securities	$4,514	$21	$1,954	$152	$8,982	$914	$9,643	$952	$13,554	$1,093	$2,840	$140	$41,487	$3,272

Percentage of total fixed maturity securities	11%		5%		22%		23%		32%		7%		100%

Components of Net Investment Income

	Consolidated
Periods ended December 31	Three Months		Twelve Months
(In millions)	2017	2016	2017	2016
Taxable fixed income securities	$346	$368	$1,397	$1,424
Tax-exempt fixed income securities	107	101	427	405
Total fixed income securities	453	469	1,824	1,829
Limited partnership investments	50	58	207	155
Other, net of investment expense	2	—	3	4
Pretax net investment income	$505	$527	$2,034	$1,988
Fixed income securities, after tax	$330	$339	$1,324	$1,322
Net investment income, after tax	366	379	1,462	1,427

Effective income yield for fixed income securities, pretax	4.7%	4.9%	4.7%	4.8%
Effective income yield for fixed income securities, after tax	3.4	3.5	3.4	3.5

	Property & Casualty and Corporate & Other
Periods ended December 31	Three Months		Twelve Months
(In millions)	2017	2016	2017	2016
Taxable fixed income securities	$235	$245	$942	$971
Tax-exempt fixed income securities	21	20	88	78
Total fixed income securities	256	265	1,030	1,049
Limited partnership investments	50	58	207	155
Other, net of investment expense	4	4	15	17
Pretax net investment income	$310	$327	$1,252	$1,221
Fixed income securities, after tax	$175	$181	$703	$715
Net investment income, after tax	212	223	849	828

Effective income yield for fixed income securities, pretax	4.1%	4.3%	4.2%	4.3%
Effective income yield for fixed income securities, after tax	2.8	2.9	2.9	2.9

	Life & Group
Periods ended December 31	Three Months		Twelve Months
(In millions)	2017	2016	2017	2016
Taxable fixed income securities	$111	$123	$455	$453
Tax-exempt fixed income securities	86	81	339	327
Total fixed income securities	197	204	794	780
Limited partnership investments	—	—	—	—
Other, net of investment expense	(2)	(4)	(12)	(13)
Pretax net investment income	$195	$200	$782	$767
Fixed income securities, after tax	$155	$158	$621	$607
Net investment income, after tax	154	156	613	599

Effective income yield for fixed income securities, pretax	5.6%	5.9%	5.7%	5.8%
Effective income yield for fixed income securities, after tax	4.4	4.6	4.4	4.5

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended December 31, 2017 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,063	$8,630	$1,640	$16,333	$3,468	$2,408	$22,209
Ceded	811	571	216	1,598	222	2,188	4,008
Net	5,252	8,059	1,424	14,735	3,246	220	18,201

Net incurred claim & claim adjustment expenses	394	458	132	984	220	(8)	1,196
Net claim & claim adjustment expense payments	(468)	(552)	(131)	(1,151)	(222)	(7)	(1,380)
Foreign currency translation adjustment and other	1	(1)	7	7	46	—	53

Claim & claim adjustment expense reserves, end of period
Net	5,179	7,964	1,432	14,575	3,290	205	18,070
Ceded	669	621	204	1,494	209	2,231	3,934
Gross	$5,848	$8,585	$1,636	$16,069	$3,499	$2,436	$22,004

Twelve months ended December 31, 2017 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,149	$8,894	$1,328	$16,371	$3,358	$2,614	$22,343
Ceded	745	589	127	1,461	249	2,384	4,094
Net	5,404	8,305	1,201	14,910	3,109	230	18,249

Net incurred claim & claim adjustment expenses	1,535	1,928	576	4,039	964	(4)	4,999
Net claim & claim adjustment expense payments	(1,761)	(2,269)	(448)	(4,478)	(841)	(22)	(5,341)
Foreign currency translation adjustment and other	1	—	103	104	58	1	163

Claim & claim adjustment expense reserves, end of period
Net	5,179	7,964	1,432	14,575	3,290	205	18,070
Ceded	669	621	204	1,494	209	2,231	3,934
Gross	$5,848	$8,585	$1,636	$16,069	$3,499	$2,436	$22,004

Life & Group Policyholder Reserves

December 31, 2017
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,568	$8,959	$11,527
Structured settlement annuities	547	—	547
Other	16	—	16
Total	3,131	8,959	12,090
Shadow adjustments	159	1,990	2,149
Ceded reserves	209	230	439
Total gross reserves	$3,499	$11,179	$14,678

December 31, 2016
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,426	$8,654	$11,080
Structured settlement annuities	565	—	565
Other	17	—	17
Total	3,008	8,654	11,662
Shadow adjustments	101	1,459	1,560
Ceded reserves	249	213	462
Total gross reserves	$3,358	$10,326	$13,684

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the core income (loss) financial measure (formerly referred to as net operating income) to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2017 Form 10-K for further discussion of this non-GAAP financial measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•
This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Core income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.

•
Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of i) net realized investment gains or losses, ii) income or loss from discontinued operations, iii) any cumulative effects of changes in accounting guidance and iv) deferred tax asset and liability remeasurement as a result of an enacted U.S. Federal tax rate change. The calculation of core income (loss) excludes net realized investment gains or losses because net realized investment gains or losses are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance, and are therefore not considered an indication of trends in insurance operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•
Net investment income from fixed income securities, as presented, includes both fixed maturity and equity securities. The Company's equity holdings substantially consist of preferred stock with characteristics of debt securities, purchased for income generation.

•
The majority of our limited partnership investments employ hedge fund strategies. While the Company generally does not invest in highly leveraged partnerships, there are risks inherent in limited partnership investments which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful